UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-22794

Gator Series Trust

 (Exact name of registrant as specified in charter)

100 South Ashley Drive, Suite 895

Tampa, FL  33602

 (Address of principal executive offices)(Zip code)

Derek Pilecki

100 South Ashley Drive, Suite 895

Tampa, FL  33602

 (Name and address of agent for service)

With copy to:

Jeffrey T. Skinner, Esp.

Kilpatrick Townsend & Stockton LLP

1001 West Fourth Street

Winston-Salem, NC  27101

Registrant’s Telephone Number, including Area Code:  813-282-7870

Date of fiscal year end: March 31

Date of reporting period: September 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Gator Series Trust

Gator Focus Fund

Semi-Annual Report

September 30, 2016

(Unaudited)

Institutional Class (GFFIX)
Investor Class (GFFAX)

October 31, 2016

Dear Gator Focus Fund Shareholders:

We are pleased to provide you with the Gator Focus Fund’s (the “Focus Fund”) semi-annual shareholder letter.  This letter covers the semi-annual period from April 1, 2016 through September 30, 2016. Below, we have provided an update regarding the Focus Fund’s performance, a summary investment thesis behind new positions in La Quinta Holdings and OneMain Financial, which were both purchased during the period, and a list of the Focus Fund’s top ten equity holdings as of September 30, 2016.

Review of Performance

We believe the Focus Fund differentiates itself by holding a concentrated stock portfolio of relatively small companies which we generally hold for significant periods of time resulting in relatively low turnover. The Focus Fund has underperformed its benchmark, the Russell 2000 Index®, from the Focus Fund’s inception on April 24, 2013 through September 30, 2016. Returns for the Focus Fund and its primary benchmark, the Russell 2000 Index® for the period April 24, 2013 through September 30, 2016 are summarized below:

Performance Returns Through 09/30/16
					Annualized Since
	2016 YTD	3 Months	6 Months	1 Year	Inception
GFFIX (Institutional)	7.06%	5.12%	8.11%	-1.00%	-0.10%
GFFAX (Investor)	6.77%	5.05%	8.07%	-1.31%	-0.45%
Russell 2000 Index®	11.48%	9.04%	13.19%	15.48%	10.58%

The Gator Focus Fund’s inception date was April 24, 2013.  Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Gator Focus Fund ("the Fund") imposes a 1.0% redemption fee on shares held less than 60 days. Performance data does not reflect the redemption fee, and if reflected, total returns on any shares incurring the redemption fee would be reduced. Fund performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 855-270-2678.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. The advisor has currently entered into a fee waiver agreement with the fund through 08/01/2024.

The Russell 2000 Index® measures the performance of the small-cap segment of the U.S. equity universe. It is used for comparison purposes only, and is not meant to be indicative of the Gator Focus Fund’s performance, asset composition, or volatility. The performance of the Russell 2000 Index® is shown with all dividends reinvested and does not reflect deductions for fees or expenses. Investors cannot invest directly in an index.

During the period from April 1, 2016 through September 30, 2016, the Focus Fund had a total return of 8.11% (Institutional Class) / 8.07% (Investor Class) compared to the benchmark Russell 2000 Small Cap Index® which returned 13.19% during this period. Total return indicates the Focus Fund’s performance taking into consideration changes in the net asset value, accumulation and reinvestment of dividends, and their compounding effect over time.

During the period the Focus Fund had a few strong performing investments, such as Oneok, Re/Max Holdings, Enlink Midstream, and BFC Financial.  OneOk and Enlink Midstream appreciated as a result of the recovery in energy stocks during the period.  Remax was a strong performer as a result of a 28.6% increase.  BFC Financial increased 26.6% on a financial restructuring when it agreed to acquire the remaining 19% of BBX Capital.

However, we also had positions that did not perform well, such as Real Industries, Penn National Gaming, Dine Equity, and Bob Evans Farms. Fund performance was generally hurt by the decline in consumer stocks.

La Quinta Holdings

In August, we purchased a new position in La Quinta Holdings.  La Quinta owns and franchises approximately 900 limited service hotels.  Their main competitors are Hampton Inn, Holiday Inn and Comfort Inn.  La Quinta was taken private by The Blackstone Group in 2006.  Then, the company was brought public again in 2014.  The stock declined during 2015 and early 2016 due to poor performance of their hotels located in oil producing markets.

We like La Quinta Hotels for its valuation compared to other hotel chains.  La Quinta trades at 7.6 times Enterprise Value to 2017 EBITDA (EV/EBITDA).  With its mix of owned hotels and franchised hotels, we believe La Quinta should trade at 10x EV/EBITDA.  With the company’s leverage, this 10x multiple would translate to a $20 stock price.

We believe La Quinta is improving the quality of its business by growing through franchising.  We prefer companies with strong franchise operations.  In the Fund’s portfolio, we already own franchisors such as ReMax and DineEquity.  Franchising is attractive as a business because the franchisees supply the capital to grow while the franchisor collects a royalty stream.  The royalty stream has additional benefits because it is typically based on a percentage of sales, and is less volatile than the profits of the hotel.

We see La Quinta benefitting from a recovery of their hotels located in oil producing regions.  Unfortunately for La Quinta, the company has had a concentration of hotels in Texas and Oklahoma.  The energy downturn starting in 2014 caused their hotels to experience declines in occupancy and room rates as oil producers and oil service companies reduced their spending.  We believe La Quinta’s hotel properties in the oil producing regions can rebound strongly as oil producers resume drilling with higher oil prices.

With hotel industry consolidation, we think hotel room pricing will improve and La Quinta could become an acquisition target.  With Marriott’s acquisition of Starwood, the hotel industry has continued to consolidate.  We believe this will help restrict industry growth, which will lead to improved room rates, higher occupancy, and less competition in attracting new franchisees.

La Quinta has an opportunity to grow by opening new hotels and by raising rates to peer levels.  When Blackstone acquired La Quinta in 2006, the hotel chain was mostly regional with a concentration in the Southwest.  Under Blackstone’s ownership, La Quinta concentrated on expanding in states where it had low market share.  We think La Quinta has a long runway for growth because of the number of cities and states where the company could build additional hotels.  Also, La Quinta’s room rates are below the rates charged by peer brands such as Holiday Inn and Hampton Inn.

We like La Quinta’s leveraged capital structure because they will pay down debt and the benefit will accrue to shareholders.  La Quinta has high debt levels and we expect management to focus on reducing the debt.  In the meantime, as shareholders, we benefit from the additional leverage if La Quinta grows. Plus, we often see scenarios where the shareholders of a highly leveraged company benefit from the higher value placed on the company as the debt is reduced.

OneMain Financial

We purchased a position in OneMain Holdings because it was trading at a low valuation, and we believe it is a beneficiary of consolidation in the consumer unsecured lending business.  We believe as the company realizes the cost savings from a recent major acquisition, and deleverages through retaining earnings, that the stock valuation will improve.

OneMain Holdings is relatively new to the public markets, but the core operations of the company have a long history.  The private equity firm Fortress Investments purchased AIG’s consumer lending business, American General Finance, in 2010 and renamed it Springleaf Finance.  Fortress brought Springleaf public in a 2013 initial public offering at $17.  The Springleaf stock performed well in 2014 and traded around $35 by early 2015.  In March 2015, Springleaf announced an agreement to acquire OneMain Financial from Citigroup.  The market reacted favorably to the proposed acquisition due to the potential earnings accretion and bid Springleaf’s stock above $50.  The deal closed in November 2015 and Springleaf changed its name to OneMain.

A key component of the OneMain investment thesis is deleveraging its balance sheet.  OneMain paid Citigroup $4.5 billion in cash.  Because OneMain borrowed this money, OneMain was leveraged over 18x at the close of the acquisition.  But, earnings and a sale of a non-core portfolio has already brought the leverage down to 11.4x.

The table below shows our estimate of OneMain’s future deleveraging through retained earnings and having a loan growth rate below the rate of their capital generation.  In our experience, stocks of deleveraging companies with low valuations benefit from the value creation of the debt pay down.

	2015 Q4 Actual	2016 Q2 Actual	2016 Q4 Estimate	2017 Q2 Estimate	2017 Q4 Estimate	2018 Q2 Estimate	2018 Q4 Estimate
Debt-to-Tangible Equity	18.5x	11.4x	10.8x	9.5x	8.2x	7.6x	7.0x

OneMain earnings growth profile is attractive due to cost savings and loan growth.  OneMain has significant cost saving opportunities while consolidating the purchase from Citigroup.  The benefit of these cost savings are phased in over the 2016-18 timeframe.  Essentially, OneMain is able to eliminate duplicative costs and there are substantial overlaps.  The table below shows the earnings growth progression.  Once OneMain accomplishes the cost savings, we believe the earnings growth beyond 2018 will be attractive because we think the basic economic model of OneMain’s business generates a return on equity greater than 25%.  We also think OneMain will be able to grow its loan portfolio with quality loans through its core business.

	2014 Actual	2015 Actual	2016 Estimate	2017 Estimate	2018 Estimate
EPS	2.07	2.35	4.12	5.68	6.50
EPS Growth	7.8%	13.5%	75.3%	37.9%	14.4%

In the sell-off the first six weeks of 2016, OneMain’s stock materially underperformed the Financials sector and the broader market, but we don’t think there was any new reason that justified this level of underperformance.  By Feb. 11th, OneMain was down 54% year-to-date compared to a 17% decline in the Financials sector and a 10% decline in the S&P 500.  During this time period, there was no news flow on OneMain to justify the underperformance.  Clearly, investors decided to de-risk their portfolios by selling their OneMain shares in Q1.  Even though the market has recovered to positive territory for the year, OneMain is still down 27% year-to-date and trades at 5x 2017 estimated EPS.  OneMain recently traded for $30.

We believe OneMain is well-positioned in the consumer installment loan industry because the competitive intensity has declined compared to other areas of lending.  Since OneMain is a combination of two large legacy players it holds a strong competitive position in the consumer installment lending market. Due to the Dodd-Frank banking regulation law and banking regulator’s desire to reduce risk within the banking system, commercial banks have pulled back from making consumer installment loans.  Some prominent bank competitors have reduced their participation in consumer installment lending such as HSBC, which had purchased Household Financial, and Wells Fargo Financial.  We also think OneMain has a significant competitive advantage over online lenders due to the intensive local servicing done by its employees in the branches.

The primary risks to our thesis on OneMain are potential problems with credit quality, potential inability to access the capital markets, and a high degree of financial leverage.  OneMain and its predecessors have been making loans for 90 years and were able to navigate the recession of 2008.  We monitor their credit statistics on a monthly basis and are comfortable with the recent trends.  Since OneMain is not a bank, it is dependent on the capital markets for funding its liabilities.  If access to the credit markets shuts down for an extended period of time, OneMain may have problems funding its balance sheet.  OneMain uses a combination of loan securitizations and unsecured debt to fund its balance sheet.  We do not see any issues with continued access to the capital markets for their loan securitizations.  In the unsecured debt market, the ability for OneMain to issue new debt may stop from time to time depending on how the overall credit market is performing.  As OneMain retains earnings over the next two years and deleverages, we think it will be able to manage through these market hiccups with more ease.  During a recent example of a closed debt market in Q1 of 2016, OneMain was able to access this market in early April and was one of the first non-investment grade issuers to complete a new offering.  We expect OneMain to achieve its target leverage ratio by the 3rd quarter of 2018.

With the low valuation and underperformance of the stock this year, we think OneMain has attractive upside.  Over the next three years, we think it is reasonable that OneMain will trade up to 10x estimated earnings per share.  We believe OneMain’s earnings multiple will expand as the company realizes the cost savings from its recent acquisition and its leverage declines through retained earnings.  At 10x earnings, OneMain’s stock would be greater than $60 or more than 100% appreciation from the current share price.

Focus Fund’s Ten Largest Equity Positions:

Ambac Financial Group Inc.

RE/MAX Holdings, Inc.

Oneok, Inc.

Enlink Midstream, LLC

DineEquity, Inc.

TransUnion

OneMain Holdings, Inc.

Washington Prime Group, Inc.

BFC Financial Corp – Class A

Voya Financial, Inc.

Conclusion

We are working hard with our research-oriented investment approach.  It is our objective to make the Focus Fund successful in helping you compound your wealth in the years to come.

Sincerely,

Derek S. Pilecki

Portfolio Manager

Risk Definitions and Disclosures

An investment in the Fund is subject to special risks including but not limited to, small and mid-cap companies securities risk which is subject to the potential for increased volatility as a result of investing in securities that are more volatile compared to investments in more established companies.

Mutual fund investing involves risk. Such risks associated with the Fund as well as applicable investment objectives, charges and expenses must be considered carefully before investing. This and other important information about the Fund is found in the Prospectus, a copy of which or current performance information may be obtained by visiting www.gatormutualfunds.com or by contacting Mutual Shareholder Services (“MSS”) toll free at (855) 270-2678. We encourage you to read the prospectus carefully before investing.

Past performance does not guarantee future results. Loss of principal is possible. Investment returns and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. MSS serves as the Fund Transfer Agent and provides Fund Accounting and Pricing Services to the Fund.  Arbor Court Capital, LLC (“ACC”) serves as the Distributor for the Fund and is a member of FINRA and SIPC. Gregory Getts is the primary owner of MSS and of ACC.

Contact Us

Gator Focus Fund	Mutual Shareholder Services
Derek Pilecki, Portfolio Manager	8000 Town Centre Drive, Suite 400
c/o Gator Capital Mangement, LLC	Broadview Heights, OH 44147
100 S. Ashley Dr., Ste 895	(855) 270-2678
Tampa, FL 33602
(813) 282-7870

GATOR FOCUS FUND

PORTFOLIO ILLUSTRATION

SEPTEMBER 30, 2016 (UNAUDITED)

The following chart gives a visual breakdown of the Fund’s underlying securities represented as a percentage of the portfolio of investments.

Basic Materials
2.21%
Real Estate Investment
Trust
6.78%
Communication Services
2.34%
Real Estate
6.14%
Consumer Cyclical
16.86%
Money Market Fund
1.89%
Industrials
8.61%
Consumer Defensive
0.35%
Healthcare
6.09%
Energy
12.23%
Financial Services
36.50%

Sectors are based on Morningstar® classifications.

	Gator Focus Fund
	Schedule of Investments
	September 30, 2016 (Unaudited)

Shares		Value

COMMON STOCK - 91.02%

Cable & Other Pay Television Services - 2.33%
2,150	Liberty Global Plc. Class A *	$ 59,319

Commercial Banks, Nec - 3.23%
7,350	La Quinta Holdings, Inc. *	82,173

Deep Sea Foreign Transportation of Freight - 1.97%
6,500	Teekay Corp.	50,115

Hospital & Medical Service Plans - 3.22%
700	Wellcare Health Plans, Inc. *	81,963

Hotels & Motels - 2.88%
5,400	Penn National Gaming, Inc. *	73,278

Investment Advice - 9.11%
5,300	Carlyle Group L.P.	82,521
5,200	Janus Capital Group, Inc.	72,852
5,500	OM Asset Management Plc.	76,505
		231,878
Insurance - 8.82%
7,300	Ambac Financial Group, Inc. *	134,247
1,700	Primerica, Inc.	90,151
		224,398
Life Insurance - 3.68%
3,250	Voya Financial, Inc.	93,665

Metals & Mining - 2.21%
7,000	Suncoke Energy, Inc. *	56,140

Natural Gas Transmission & Distribution - 8.65%
6,400	EnLink Midstream, LLC	107,200
2,200	ONEOK, Inc.	113,058
		220,258
Oil & Gas Field Services - 3.53%

2,542	SemGroup Corp. Class A	89,885

Operative Builders - 2.82%
2,150	CalAtlantic Group, Inc.	71,896

Personal Credit Institutions - 4.01%
3,299	OneMain Holdings, Inc. *	102,104

Pharmaceutical Preparations - 2.84%
1,500	Prestige Brands Holdings, Inc. *	72,405

Real Estate - 3.83%
25,308	BFC Financial Corp. Class A	97,436

Real Estate Agents & Managers - 4.47%
2,600	Re/Max Holdings, Inc. Class A	113,828

Retail-Eating Places - 6.53%
1,600	Bob Evans Farms, Inc.	61,280
1,325	DineEquity, Inc.	104,927
		166,207
Retail-Radio TV & Consumer Electronic Stores - 1.34%
18,500	HHGregg, Inc. *	34,040

Savings Institution, Federally Chartered - 1.65%
2,040	BBX Capital Corp. Class A *	42,085

Security Brokers, Dealers & Flotation Companies - 4.04%
18,900	Cowen Group, Inc. Class A *	68,607
2,400	Oppenheimer Holdings, Inc. Class A	34,296
		102,903
Services - Consumer Credit Reporting & Collection Agencies - 4.07%
3,000	TransUnion *	103,500

Soap, Detergents, Cleaning Preparations, Perfumes & Cosmetics - 0.35%
99	The Procter & Gamble Co.	8,885

Speciality Retail, Other - 0.24%
358	Capstar Financial Holdings, Inc. *	6,057

Title Insurance - 2.65%
5,400	Fidelity National Financial, Inc. *	67,392

Wholesale-Electrical Apparatus & Equipment, Wiring Supplies - 2.55%
10,600	Real Industry, Inc. *	64,872

TOTAL FOR COMMON STOCK (Cost $2,385,465) - 91.02%		2,316,682

REAL ESTATE INVESTMENT TRUST - 6.75%
4,000	Colony Capital, Inc.	72,920
8,000	Washington Prime Group, Inc.	99,040
TOTAL FOR REAL ESTATE INVESTMENT TRUST(Cost $142,699) - 6.75%		171,960

MONEY MARKET FUND - 3.58%
47,845	Fidelity Prime Money Market Portfolio - Institutional Class 0.00% (Cost $47,845) **	47,845

TOTAL INVESTMENTS (Cost $2,576,009) - 99.65%		2,536,487

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.35%		8,864

NET ASSETS - 100.00%		$ 2,545,351

* Represents non-income producing security during the period.
** Variable Rate Security, the coupon rate shown represents the annualized yield that was in effect at September 30, 2016.
The accompanying notes are an integral part of these financial statements.

Gator Focus Fund
Statement of Assets and Liabilities
September 30, 2016 (Unaudited)

Assets:
Investments in Securities, at Value (Cost $2,576,009)	$ 2,536,487
Receivables:
Dividends and Interest	2,975
Due from Advisor	15,155
Prepaid Expenses	2,947
Total Assets	2,557,564
Liabilities:
Payables:
Distribution (12b-1) Fees	1,257
Trustee Fees	92
Other Accrued Expenses	10,864
Total Liabilities	12,213
Net Assets	$ 2,545,351

Net Assets Consist of:
Paid In Capital	$ 3,618,769
Undistributed Net Investment Income	33,019
Accumulated Realized Loss on Investments	(1,066,915)
Unrealized Depreciation in Value of Investments	(39,522)
Net Assets	$ 2,545,351

Institutional Class Shares:
Net Assets	$ 2,214,385
Shares outstanding	224,555
Net asset value, offering price, and redemption price per share	$ 9.86
(Unlimited shares authorized at no par value)
Short-term redemption price per share ($9.86 x 0.99) *	$ 9.76

Investor Class Shares:
Net Assets	$ 330,966
Shares outstanding	33,834
Net asset value, offering price, and redemption price per share	$ 9.78
(Unlimited shares authorized at no par value)
Short-term redemption price per share ($9.78 x 0.99) *	$ 9.68

* The Fund will impose a 1.00% redemption fee on shares redeemed within 60 days of purchase.
The accompanying notes are an integral part of these financial statements.

Gator Focus Fund
Statement of Operations
For the six months ended September 30, 2016 (Unaudited)

Investment Income:
Dividends	$ 34,273
Interest	229
Total Investment Income	34,502

Expenses:
Advisory Fees	12,445
Transfer Agent & Accounting Fees	12,729
Distribution (12b-1) Fees - Investor Class	402
Chief Compliance Officer Fees	8,750
Registration Fees	1,795
Audit Fees	6,000
Miscellaneous Fees	1,490
Nasdaq Fees	602
Trustee Fees	2,442
Custodial Fees	2,159
Legal Fees	9,949
Printing and Mailing	397
Total Expenses	59,160
Fees Waived and Reimbursed by the Adviser	(40,216)
Net Expenses	18,944

Net Investment Income	15,558

Realized and Unrealized Gain (Loss) on Investments:
Realized Loss on Investments	(59,861)
Net Change in Unrealized Appreciation on Investments	237,294
Net Realized and Unrealized Gain on Investments	177,433

Net Increase in Net Assets Resulting from Operations	$ 192,991

The accompanying notes are an integral part of these financial statements.

Gator Focus Fund
Statements of Changes in Net Assets

	(Unaudited)
	Six Months
	Ended	Year Ended
	September 30, 2016	March 31, 2016
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 15,558	$ 17,461
Net Realized Loss on Investments	(59,861)	(727,155)
Net Change in Unrealized Appreciation (Depreciation) on Investments	237,294	(238,603)
Net Increase (Decrease) in Net Assets Resulting from Operations	192,991	(948,297)

Capital Share Transactions:
Proceeds from Sale of Shares
Institutional Class	55,650	756,556
Investor Class	5,000	34,700
Cost of Shares Redeemed
Institutional Class	(59,166)	(2,672,970)
Investor Class	(15,562)	(78,281)
Net Decrease from Shareholder Activity	(14,078)	(1,959,995)

Net Assets:
Net Increase (Decrease) in Net Assets	178,913	(2,908,292)
Beginning of Year	2,366,438	5,274,730
End of Year (Including Undistributed Net
Investment Income of $33,019 and $17,461, respectively)	$ 2,545,351	$ 2,366,438

Share Transactions:
Shares Sold
Institutional Class	5,942	92,847
Investor Class	526	2,910
Shares Redeemed
Institutional Class	(6,244)	(272,418)
Investor Class	(1,685)	(7,732)
Net Decrease in Shares	(1,461)	(184,393)
Outstanding at Beginning of Year	259,850	444,243
Outstanding at End of Year	258,389	259,850

The accompanying notes are an integral part of these financial statements.

Gator Focus Fund - Institutional Class
Financial Highlights
Selected data for a share outstanding throughout each period presented.

	(Unaudited)
	Six Months
	Ended		Years Ended		Period Ended	(a)
	September 30, 2016		March 31, 2016	March 31, 2015	March 31, 2014

Net Asset Value, at Beginning of Period	$ 9.12		$ 11.88	$ 13.05	$ 10.00

Income From Investment Operations:
Net Investment Income (Loss) *	0.06		0.05	(0.03)	(0.08)
Net Realized and Unrealized Gain (Loss) on Investments	0.68		(2.81)	(1.14)	3.27
Total from Investment Operations	0.74		(2.76)	(1.17)	3.19

Distributions:
Realized Gain	-		-	-	(0.14)
Total Distributions	-		-	-	(0.14)

Net Asset Value, at End of Period	$ 9.86		$ 9.12	$ 11.88	$ 13.05

Total Return **	8.11%	(b)	(23.23)%	(8.97)%	31.90%	(b)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 2,214		$ 2,050	$ 4,804	$ 3,240
Before Waiver
Ratio of Expenses to Average Net Assets	4.72%	(c)	3.50%	3.12%	16.72%	(c)
Ratio of Net Investment Loss to Average Net Assets	(1.95)%	(c)	(1.52)%	(1.84)%	(15.98)%	(c)
After Waiver
Ratio of Expenses to Average Net Assets	1.49%	(c)	1.49%	1.49%	1.49%	(c)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.29%	(c)	0.49%	(0.21)%	(0.75)%	(c)
Portfolio Turnover	14.15%	(b)	52.19%	29.55%	84.54%	(b)

(a) For the period April 24, 2013 (commencement of investment operations) through March 31, 2014.
(b) Not Annualized
(c) Annualized
* Per share net investment income (loss) has been determined on the basis of average shares method.
** Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of all Fund distributions.

The accompanying notes are an integral part of these financial statements.

Gator Focus Fund - Investor Class
Financial Highlights
Selected data for a share outstanding throughout each period presented.

	(Unaudited)
	Six Months
	Ended		Years Ended		Period Ended	(a)
	September 30, 2016		March 31, 2016	March 31, 2015	March 31, 2014

Net Asset Value, at Beginning of Period	$ 9.05		$ 11.83	$ 13.02	$ 10.04

Income From Investment Operations:
Net Investment Income (Loss) *	0.05		0.03	(0.06)	(0.11)
Net Realized and Unrealized Gain (Loss) on Investments	0.68		(2.81)	(1.13)	3.23
Total from Investment Operations	0.73		(2.78)	(1.19)	3.12

Distributions:
Realized Gain	-		-	-	(0.14)
Total Distributions	-		-	-	(0.14)

Net Asset Value, at End of Period	$ 9.78		$ 9.05	$ 11.83	$ 13.02

Total Return **	8.07%	(b)	(23.50)%	(9.14)%	31.07%	(b)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 331		$ 317	$ 471	$ 413
Before Waiver
Ratio of Expenses to Average Net Assets	4.96%	(c)	3.99%	3.41%	7.42%	(c)
Ratio of Net Investment Loss to Average Net Assets	(2.21)%	(c)	(1.95)%	(2.13)%	(6.75)%	(c)
After Waiver
Ratio of Expenses to Average Net Assets	1.74%	(c)	1.74%	1.74%	1.74%	(c)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.01%	(c)	0.30%	(0.46)%	(1.07)%	(c)
Portfolio Turnover	14.15%	(b)	52.19%	29.55%	84.54%	(b)

(a) For the period April 29, 2013 (commencement of investment operations) through March 31, 2014.
(b) Not Annualized
(c) Annualized
* Per share net investment income (loss) has been determined on the basis of average shares method.
** Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of all Fund distributions.

The accompanying notes are an integral part of these financial statements.

GATOR FOCUS FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2016 (UNAUDITED)

1.  ORGANIZATION

The Gator Series Trust, formally known as Endurance Series Trust prior to February 27, 2014, is an open-end investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated November 29, 2012 (the "Trust Agreement"). The Trust Agreement permits the Board of Trustees to authorize and issue an unlimited number of shares of beneficial interest of separate series without par value. Currently there is only one series authorized by the Trustees.  The series currently authorized is the Gator Focus Fund (the “Focus Fund”).  The series currently has two classes, the Institutional Class and the Investor Class.  The Fund is diversified. The Investment Adviser to the Fund is Gator Capital Management, LLC (the "Adviser" or “GCM”).

For the Focus Fund - the Institutional Class commenced investment operations on April 24, 2013.  The Investor Class commenced investment operations on April 29, 2013.

The Fund’s investment objective is to seek long-term capital appreciation.

2.  SIGNIFICANT ACCOUNTING POLICIES

As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

SECURITY VALUATIONS: All investments in securities are recorded at their estimated fair value, as described in Note 3.

CASH AND CASH EQUIVALENTS: The Fund maintains cash in accounts at a custodian bank which, at times, may exceed federally insured limits.

FEDERAL INCOME TAXES: The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income; if any to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position are “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions; and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Fund’s 2014 and 2015 tax returns and expected to be taken in the Fund’s 2016 tax returns. The Fund identifies its major tax jurisdiction as U.S. Federal tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the six months ended September 30, 2016, the Fund did not incur any interest or penalties.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income taxes purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund.

SHARE CLASS ACCOUNTING: Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the two classes of shares of the Fund on the basis of the daily net assets of each class.  Fees relating to a specific class are charged directly to that share class.

USE OF ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

SHARE VALUATION: The Fund’s net asset value (“NAV”) is calculated once daily, for each class of shares, at the close of regular trading hours on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open.  The NYSE is currently closed on weekend days and on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.  The NAV is determined by totaling the value of all portfolio securities, cash and other assets held by the Fund, and subtracting from that total all liabilities, including accrued expenses.  The total NAV, for each class, is divided by the total number of shares outstanding, for each class, to determine the NAV of each share.

REDEMPTION FEE: To discourage short-term trades by investors, and to offset any transaction and other costs associated with short-term trading, the Fund will impose a redemption fee, on both classes, of 1.00% of the total redemption amount (calculated at fair value) if shares are redeemed within 60 days of initial purchase. Redemption fees are retained by the Fund. There was $0 in redemption fees collected for the Focus Fund during the six months ended September 30, 2016.

OTHER: The Fund records security transactions on the trade date. The highest cost method is used for determining gains or losses for financial statement and income tax purposes.  Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are accreted and amortized, over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the appropriate country’s rules and tax rates.

SUBSEQUENT EVENTS: Management has evaluated the impact of all subsequent events on the Fund through the issuance date of these financial statements and has noted no such events requiring accounting or disclosure.

3.  SECURITIES VALUATIONS

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to the valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS:  A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

Equity securities (common stock including ADRs, and Warrants) - Equity securities are valued by using market quotations furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is valued by the pricing service at its last bid price.  Generally if the security is traded in an active market and is valued at the last sales price, the security is categorized as a Level 1 security. When the security position is not considered to be part of an active market or when the security is valued at the bid price the position is generally categorized as Level 2. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value or when restricted or illiquid securities are being valued, such securities are valued at a fair value as determined by the Adviser in good faith, in accordance with guidelines adopted by and subject to review of the Board and are categorized in Level 2 or Level 3, when appropriate.

Money market mutual funds are generally priced at the ending value at $1 NAV provided by the service agent of the Fund. These securities will be categorized as Level 1 securities.

Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation. These securities are categorized as level 2 or level 3, when appropriate.

The following table summarizes the inputs used to value the Fund’s assets measured as of September 30, 2016:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 2,316,682	$ -	$ -	$ 2,316,682
Real Estate Investment Trust	171,960	-	-	171,960
Money Market Fund	47,845	-	-	47,845
Total	$ 2,536,487	$ -	$ -	$ 2,536,487

The Fund did not hold any Level 3 assets (those valued using significant unobservable inputs) during the six months ended September 30, 2016. Therefore a reconciliation of assets in which significant unobservable inputs were used in determining fair value is not applicable.

The Fund did not hold any derivative instruments at any time during the six months ended September 30, 2016. For more detail on the industry classification of investments, please refer to the Fund’s Schedule of Investments. The Fund had no transfers into Level 2 or Level 3 during the six months ended September 30, 2016. It is the Fund’s policy to consider transfers into or out of the levels as of the end of the reporting period.

4.  RELATED PARTY TRANSACTIONS

INVESTMENT ADVISER:  Gator Capital Management, LLC, serves as investment Adviser to the Fund. Subject to the supervision and direction of the Trustees, the Adviser manages the Fund’s investments to be sure they are made in accordance with the Fund’s stated investment objectives and policies. The fees paid to the Adviser are governed by an investment management agreement ("Management Agreement") between the Trust, on behalf of the Fund, and the Adviser. Pursuant to the Management Agreement, the Fund pays the Adviser, on a monthly basis, an annual advisory fee equivalent to 1.00% of the Fund's average daily net assets.

For the six months ended September 30, 2016, the Adviser earned $12,445 from the Focus Fund for advisory fees.  During the same period, the Adviser waived and reimbursed $40,216 in expenses pursuant to the Expense Limitation Agreement.  At September 30, 2016, the Adviser owed the Focus Fund $15,155 for expenses under the Expense Limitation Agreement.

The Adviser has contractually agreed to waive or reimburse expenses, through August 1, 2024 for the Focus Fund to ensure that total annual Fund operating expenses of the Fund after fee waivers and reimbursements (exclusive of any 12b-1 fees, taxes, short selling expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) will not exceed 1.49% of average daily net assets attributable to the Fund. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within three years after the end of the fiscal year in which the waiver or reimbursement occurs, if such recoupment can be achieved within the foregoing expense limit.  Fee waivers and expense reimbursements are only subject to recoupment under the expense limitation in effect at the time such expenses were waived.  Below is a table that shows the amounts that the Adviser has available for recoupment and the expiration dates of such amounts.  This agreement may be terminated only by the Fund’s Board of Trustees, on 60 days written notice to the Fund’s Adviser.  At March 31, 2016, the expense waivers subject to recoupment were as follows:

Fiscal Year Ended	Recoverable Through	Amount
March 31, 2014	March 31, 2017	$170,994 *

Fiscal Year Ended	Recoverable Through	Amount
March 31, 2015	March 31, 2018	$84,380

Fiscal Year Ended	Recoverable Through	Amount
March 31, 2016	March 31, 2019	$76,949

* This amount includes $36,462 from offering costs and $40,098 in organizational costs, which remain subject to recoupment by the Adviser.

5.  DISTRIBUTION (12B-1) PLAN

The Fund has adopted a Distribution Plan in accordance with Rule 12b-1 (“Distribution Plan”) under the 1940 Act for the Investor Class shares.  Pursuant to the Distribution Plan, the Fund compensate the Distributor for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Fund’s Investor Class shares.  The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of each Fund’s Investor Class.

For the six months ended September 30, 2016, the Focus Fund, Investor Class shares, incurred $402 in distribution fees.  At September 30, 2016, the Focus Fund owed $1,257 in distribution fees.

6.  INVESTMENTS

For the six months ended September 30, 2016, the cost of purchases and the proceeds from sales, other than U.S. Government Securities, and short-term securities, aggregated $366,396 and $338,562, respectively for the Focus Fund.

7.  TAX MATTERS

For Federal income tax purposes, the cost of investments owned at March 31, 2016, was $2,642,686. At March 31, 2016, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) on investments was as follows:

Gross unrealized appreciation on investment securities	$ 235,737
Gross unrealized depreciation on investment securities	(512,553)
Net unrealized depreciation on investment securities	$(276,816)

As of March 31, 2016 the components of accumulated earnings on a tax basis were as follows:

Undistributed Net Investment Income

                            $       17,461

Capital and Other Losses

                                  (612,845)

Net unrealized depreciation

                                  (276,816)

Capital Losses Carried Forward

                   (394,209)

Total

               $(1,266,409)

For tax purposes, the current year post-October loss was $612,845 (realized during the period November 1, 2015 through March 31, 2016.  These losses will be recognized for tax purposes on the first business day of the Fund’s next fiscal year, April 1, 2016.

The Fund has $186,751 and $207,458 available short term and long term, respectively, capital loss carryforwards that have no expiration date.

The Focus Fund did not pay any distributions for the six months ended September 30, 2016.

The Focus Fund did not pay any distributions for the year ended March 31, 2016.

8.  CONTROL AND OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under section 2 (a) (9) of the Investment Company Act of 1940, as amended.  As of September 30, 2016, the Pilecki Family owned approximately 38.28% of the Focus Fund.

GATOR FOCUS FUND

EXPENSE ILLUSTRATIONS

SEPTEMBER 30, 2016 (UNAUDITED)

Expense Example

As a shareholder of the Gator Focus Fund (the “Fund”), you incur two types of costs: (1) transaction costs which consist of redemption fees; and (2) ongoing costs which consist of management fees, distribution (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2016 through September 30, 2016.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Gator Focus Fund - Institutional Class
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	April 1, 2016	September 30, 2016	April 1, 2016 to September 30, 2016

Actual	$1,000.00	$1,081.14	$7.77
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.60	$7.54

* Expenses are equal to the Fund's annualized expense ratio of 1.49%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Gator Focus Fund - Investor Class
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	April 1, 2016	September 30, 2016	April 1, 2016 to September 30, 2016

Actual	$1,000.00	$1,080.66	$9.08
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,016.34	$8.80

* Expenses are equal to the Fund's annualized expense ratio of 1.74%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

GATOR FOCUS FUND

ADDITIONAL INFORMATION

SEPTEMBER 30, 2016 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on June 30 and December 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Form N-Q is available on the SEC’s website at http://sec.gov, or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-855-270-2678, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at 1-855-270-2678 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free 1-855-270-2678 to request a copy of the SAI or to make shareholder inquiries.

Annual Approval of Investment Advisory Agreement – At a meeting held on May 20, 2016, the Investment Advisory Agreements between Gator Capital Management, LLC (“Adviser”) and the Focus Fund (the “Investment Advisory Agreement”) was approved for an additional year.  Counsel directed the Board’s attention to a memorandum prepared by legal counsel setting forth the Board’s fiduciary duties, responsibilities and the factors to be considered in evaluating the renewal of the Investment Advisory Agreements.  Counsel then summarized the applicable regulatory requirements and the fiduciary duties of the Board, including the duties of the Independent Trustees, related to the renewal of an investment advisory agreement.

Counsel reviewed with the Board the U.S. Supreme Court’s decision in Jones v. Harris Associates.  He explained that the Court’s holding generally confirmed that boards should continue to follow standards established thirty years ago in Gartenberg v. Merrill Lynch Asset Management for determining when investment advisory fees for mutual funds are excessive.  Counsel further explained to the Board that these standards emphasize applying a process that gives due consideration to all relevant factors.  He noted that, in addition to reaffirming the Gartenberg standards, the Court suggested in Jones v. Harris Associates that a mutual fund board should consider, among other things, differences in fees charged, and services provided, by a fund’s adviser to institutional client accounts that may be similar to the fund, to the extent that the board finds such factors relevant.  The Adviser then discussed the fees charged and services provided to Adviser’s clients other than the Funds, and the differences between servicing those clients and the Funds.  The Adviser then responded to questions from the Independent Trustees regarding the information the Adviser provided.

Counsel noted that prior to the meeting, the Board received and reviewed certain materials concerning the Investment Advisory Agreement renewal.  The materials included:  (i) a memorandum prepared by legal counsel setting forth the Board’s fiduciary duties, responsibilities and the factors they should consider in their evaluation of the renewal of the Investment Advisory Agreement; (ii) a copy of the Adviser’s responses to a request for information necessary to evaluate the terms of the Investment Advisory Agreement renewal (the “Adviser Questionnaire”); (iii) a copy of Form ADV, Part I and Part 2 for the Adviser’s; and (iv) a copy of the Investment Advisory Agreement.

Counsel reviewed the Adviser Questionnaire with the Board.  The Adviser Questionnaire provided to the Board contained detailed information concerning the Adviser and the Investment Advisory Agreement renewal, including:  (i) information on the Adviser’s business and services; (ii) information concerning the employees of the Adviser who serviced the Fund; (iii) information on the Adviser’s financial status; (iv) performance information comparing the Fund to other, similar mutual funds; (v) information on the Adviser’s trading and brokerage practices; and (vi) other information concerning the Adviser.

A discussion ensued concerning the approval of the Investment Advisory Agreement.  The Trustees considered the terms and conditions of the existing Investment Advisory Agreement that was being renewed, noting that the terms and conditions were the same, including the provision for advisory fees.

After discussion, the Board of Trustees decided to approve the renewal of the Investment Advisory Agreement for a one-year period based upon their evaluation of:  (i) the nature, extent and quality of the services provided; (ii) the performance of the Fund; (iii) the costs of the services being provided and profits to be realized by the Adviser from the Fund, taking into account the Adviser’s entrepreneurial risk in organizing the Fund and bearing certain costs until the Fund’s assets increase; and (iv) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of each Fund’s investors.  In this regard, the Board considered the following matters:

1.  Services to be Provided.  The Trustees considered the nature, quality and scope of the investment advisory services that had been provided to the Fund by the Adviser in the past and the services that were expected to continue in the future.  The Board reviewed the Adviser’s services since inception, including its portfolio management of the Fund, coordination of services among the Fund’s service providers, compliance procedures and practices, and distribution efforts for the Fund.  The Board also noted that the Trust’s president is an employee of the Adviser, and serves the Trust without additional compensation from the Trust.  After reviewing the foregoing information and further information in the Adviser Questionnaire (e.g., descriptions of the Adviser’s business and the Adviser’s Form ADV), the Board concluded that the quality, extent, and nature of the services to be provided by the Adviser are satisfactory for the Fund.

2.  Performance Results.  The Trustees considered the performance results of the Fund over various time periods.  They reviewed information comparing the Fund’s performance with the performance of other, similar mutual funds and with its benchmark indices.  The Adviser briefly discussed some of the comparable funds.  The Board reviewed the performance information provided.  The Board noted the Fund’s performance was currently lagging behind that of its peer group, but that the Adviser continued to manage the Fund in accordance with its investment strategy, as outlined in its registration statement.  Performance was considered on a relative and absolute basis.  Following further discussion, the Board concluded that the Fund’s performance was satisfactory.

3.  Costs of Services to be Provided and Profitability of the Adviser.  The Trustees considered the investment advisory fees and other expenses paid by the Fund directly and in comparison to information regarding the fees and expenses incurred by other, similar mutual funds.  It was noted that the Fund’s current expense ratio as a percentage of average net assets after expense waivers and reimbursements was reasonable.  The Trustees also discussed the current Expense Limitation Agreement, the fact that the Adviser was waiving fees and reimbursing expenses, and the amount of fees waived and expenses reimbursed.  The Trustees concluded that the fees paid to the Adviser by the Fund are appropriate and within the range of what would have been negotiated at arm’s length.

4.  Economies of Scale and Fee Levels.  In this regard, the Board considered that the Fund’s fee arrangement with the Adviser involves both a management fee and an Expense Limitation Agreement.  The Board noted that, while the management fee would remain the same at all asset levels, the Fund’s expenses would be supplemented by the Adviser for the foreseeable future, and the Fund will benefit from economies of scale under its agreements with service providers as the Fund grows.

Item 2. Code of Ethics.

(a)As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on registrant’s website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a) The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing of this report.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Gator Series Trust

By /s/Derek Pilecki

     Derek Pilecki

     President and Secretary

Date: December 2, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Derek Pilecki

     Derek Pilecki

     President and Secretary

Date: December 2, 2016

By /s/Erik Anderson

     Erik Anderson

     Treasurer

Date: December 2, 2016